Exhibit 99.7

SPECIAL MEETING OF COMMON UNITHOLDERS OF ANTERO MIDSTREAM PARTNERS [ ], 2019 LP GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. artners LP (“Antero Midstream”) and certain of their affiliates, as may be amended from time to time (the ‘‘Simplification Agreement’’), (ii) the merger of an indirect, wholly owned subsidiary of ntero Midstream Corporation (an entity resulting greement. discretion, the proxies are authorized to vote upon such other business as properly come before the Special Meeting and any adjournments or Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1.To as Mi P A fro co Mi Si su su tra A In their may postpon herein b voted F approve (i) the Simplification Agreement, dated FOR AGAINST ABSTAIN of October 9, 2018, by and among Antero dstream GP LP (“AMGP”), Antero Midstream m the conversion of AMGP to a Delaware rporation) (‘‘New AM’’) with and into Antero dstream (the ‘‘Merger’’), as contemplated by the mplification Agreement, with Antero Midstream rviving such Merger as an indirect, wholly owned bsidiary of New AM, and (iii) the other nsactions contemplated by the Simplification ements thereof. This proxy when properly executed will be voted as directed y the undersigned unitholder. If no direction is made, this proxy will be OR Proposal 1. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ANTERO MIDSTREAM PARTNERS LP Proxy for Special Meeting of Common Unitholders on [ ], 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints and , and each of them, with full power of substitution and power to act alone, as proxies to vote all Common Units which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Common Unitholders of ANTERO MIDSTREAM PARTNERS LP, to be held on [ ], 2019 at 1615 Wynkoop Street, Denver, Colorado 80202, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.)

SPECIAL MEETING OF COMMON UNITHOLDERS OF ANTERO MIDSTREAM [ ], 2019 PARTNERS LP INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. their affiliates, as may be amended from time to time (the ‘‘Simplification Agreement’’), (ii) the Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1.To as Mi Pa m An fro co Mi Si su su tra Ag In their properly thereof. undersi Propos approve (i) the Simplification Agreement, dated FOR AGAINST ABSTAIN of October 9, 2018, by and among Antero dstream GP LP (“AMGP”), Antero Midstream rtners LP (“Antero Midstream”) and certain of erger of an indirect, wholly owned subsidiary of tero Midstream Corporation (an entity resulting m the conversion of AMGP to a Delaware rporation) (‘‘New AM’’) with and into Antero dstream (the ‘‘Merger’’), as contemplated by the mplification Agreement, with Antero Midstream rviving such Merger as an indirect, wholly owned bsidiary of New AM, and (iii) the other nsactions contemplated by the Simplification reement. discretion, the proxies are authorized to vote upon such other business as may come before the Special Meeting and any adjournments or postponements This proxy when properly executed will be voted as directed herein by the gned unitholder. If no direction is made, this proxy will be voted FOR al 1. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS